- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   TRIPLE A AND GOVERNMENT SERIES-1997, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------


(5) Total fee paid:

- --------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

- --------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

(3) Filing Party:

- --------------------------------------------------------------------------------

(4) Date Filed:

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
                   TRIPLE A AND GOVERNMENT SERIES-1997, INC.

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 26, 1995

To The Shareholders:

     The annual meeting of the holders of common shares ('Shares') of Triple A and Government Series-1997, Inc. ('Series') will be held on October 26, 1995 at 10:00 a.m., eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019, for the following purposes:

          (1) To elect five directors to serve for the Series until the annual meeting of shareholders in 1996, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Series' independent auditors for the fiscal year ending June 30, 1996; and

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Shares of the Series at the close of business on August 25, 1995. If you attend the meeting, you may vote your Shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                         By order of the Board
                                                         of Directors,

                                                         DIANNE E. O'DONNELL
                                                         Secretary

August 29, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD, AND RETURN IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your Shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE SERIES OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARDS, THEY WILL NOT BE VOTED.

                   TRIPLE A AND GOVERNMENT SERIES-1997, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 26, 1995

     This is a Proxy Statement for Triple A and Government Series-1997, Inc. ('Series') in connection with the solicitation by the Series' Board of Directors ('Board') of proxies to be used at the annual meeting of shareholders to be held on October 26, 1995, or any adjournment or adjournments thereof ('Meeting'). This Proxy Statement will first be mailed to shareholders on or about August 29, 1995.

     A majority of the shares of the Series' common stock ('Shares') outstanding on August 25, 1995, represented in person or by proxy, must be present for the transaction of the Series' business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the Shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted in favor of each of the proposals described in this Proxy Statement. The proxy card may be revoked by giving another proxy, or by letter or telegram revoking your proxy. To be effective, such revocation must be received by the Series prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of the record date, August 25, 1995, the Series had 4,245,649 Shares outstanding. The solicitation of proxies, the cost of which will be borne by the Series, will be made primarily by mail but also may include telephone or oral communications by regular employees of PaineWebber Incorporated ('PaineWebber') and Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), who will not receive any compensation therefor from the Series. Management does not know of any person who owns beneficially 5% or more of the Shares of the Series. Each full Share of the Series outstanding is entitled to one vote and each fractional Share of the Series outstanding is entitled to a proportionate share of one vote for such purposes voted upon by the shareholders of the Series. The Series' annual report containing financial statements for the fiscal year ended June 30, 1995 accompanies this Proxy Statement.

     Mitchell Hutchins serves as the Series' investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of PaineWebber Group Inc. ('PW Group'), a publicly held financial services holding company. PaineWebber acts as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Series' Shares. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins Institutional Investors Inc. ('MHII') (the 'Sub-Adviser') serves as the Series' investment sub-adviser. MHII is a wholly owned subsidiary of Mitchell Hutchins. Its principal business address is 1285 Avenue of the Americas, New York, New York 10019.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Series. Management proposes the election of the five nominees named in the table below as directors of the Series. At a meeting of the Board held on June 2, 1995, the Board determined to expand the Series' Board from three to five and determined to recommend Messrs. Armstrong and Burt as nominees to serve as directors, subject to shareholder approval. Each nominee, including those who are not 'interested persons' of the Series as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors') has indicated his willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your Shares will be voted in favor of the election of the five nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend.

     Mr. White has served as a director of the Series since its inception. Mr. Torell was appointed to the Series' Board on November 18, 1992. Mr. Bewkes served as a director of the Series from its inception until his resignation from the Series' Board on December 10, 1993; he was reappointed to the Board on December 27, 1993. Mr. Richard Q. Armstrong and Mr. Richard R. Burt have not previously served as directors of the Series. Directors shall be elected by the vote of the holders of a majority of the Shares of the Series present in person or by proxy and entitled to vote thereon. If each of the five nominees is elected by the Series' shareholders, they will constitute the entire board of directors of the Series. As of June 30, 1995, the directors and executive officers as a group (14 persons) did not beneficially own any of the Shares of the Series.

                                                                PRESENT POSITION WITH THE
                                                            SERIES; BUSINESS EXPERIENCE DURING
NOMINEE; AGE                                               PAST FIVE YEARS; OTHER DIRECTORSHIPS
- --------------------------------------  --------------------------------------------------------------------------
Richard Q. Armstrong; 59                Nominee. Mr. Armstrong is chairman and principal of RQA Enterprises
                                        (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong is also a director of Hi Lo Automotive,
                                        Inc. He was chairman of the board, chief executive officer and co-owner of
                                        Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner of the
                                        New England Consulting Group (management consulting firm) (December
                                        1992-September 1993). He was managing director of LVMH U.S. Corporation
                                        (U.S. subsidiary of the French luxury goods conglomerate, Luis Vuitton
                                        Moet Hennessey Corporation) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (1987-1991). Mr.
                                        Armstrong is also a director of five other

                                                                PRESENT POSITION WITH THE
                                                            SERIES; BUSINESS EXPERIENCE DURING
NOMINEE; AGE                                               PAST FIVE YEARS; OTHER DIRECTORSHIPS
- --------------------------------------  --------------------------------------------------------------------------
                                        investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

E. Garrett Bewkes, Jr.*; 68             Director and Chairman of the Board of Directors. Mr. Bewkes is a director of PW Group (holding company of PaineWebber and Mitchell Hutchins) and a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr.
                                        Bewkes is also a director of Interstate Bakeries Corporation and NaPro
                                        BioTherapeutics Inc. and a director or trustee of 26 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Richard R. Burt; 47                     Nominee. Mr. Burt is chairman of International Equity Partners
                                        (international investments and consulting firm) (since March 1994) and a partner of McKinsey & Company (management consulting firm) (since 1991).
                                        He is also a director of American Publishing Company. He was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet

                                        Union (1989-1991) and the U.S. Ambassador to the Federal Republic of
                                        Germany (1985-1989). Mr. Burt is also a director of six other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

John R. Torell III; 56                  Director. Mr. Torell is chairman of Torell Management, Inc. (financial advisory firm) (since 1989). He is the former chairman and chief executive officer of Fortune Bancorp (1990 and 1991 and 1990-1994, respectively). He is the former chairman, president and chief executive officer of CalFed,
                                        Inc. (savings association) (1988 to 1989) and former president of
                                        Manufacturers Hanover Corp. (bank) (prior to 1988). Mr. Torell is also a director of American Home Products Corp. and Volt Information Sciences
                                        Inc. and a director or trustee of seven other investment companies for which Mitchell Hutchins serves as investment adviser.

William D. White; 61                    Director. Mr. White is retired. From February 1989 through March 1994, he was president of the National League of Professional Baseball Clubs. Prior
                                        to 1989, he was a television sportscaster for WPIX-TV, New York. Mr. White is also a director or trustee of eight other investment companies for which Mitchell Hutchins serves as investment adviser.

- ------------------

* Indicates 'interested person' of the Series as defined by the 1940 Act, by reason of his position with PW Group.

     The Board met six times during the fiscal year ended June 30, 1995. The Audit Committee of the Board currently consists of Messrs. White and Torell. The duties of the Audit Committee are: (a) to review the financial and accounting policies of the Series, including internal accounting control procedures, and to review reports prepared by the Series' independent auditors, including reports on the Series' financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. The Audit Committee for the Series met once during the fiscal year ended June 30, 1995. Mr. White attended less than 75% of the meetings of the Board and the Audit Committee.

     The Board does not have a standing nominating or compensation committee. The Series pays the Independent Directors $3,000 annually and an attendance fee of $250 per meeting of the Board and its committees. Directors are reimbursed for any expenses incurred in attending meetings. The table below includes certain information relating to the compensation of the Series' directors for the fiscal year ended June 30, 1995.

                               COMPENSATION TABLE


                                                                          PENSION OR
                                                                          RETIREMENT
                                                                           BENEFITS
                                                                          ACCRUED AS    ESTIMATED         TOTAL
                                                           AGGREGATE       PART OF        ANNUAL       COMPENSATION
                                                          COMPENSATION       THE         BENEFITS        FROM THE
                                                            FROM THE       SERIES'         UPON       SERIES AND THE
               NAME OF PERSON, POSITION                     SERIES*        EXPENSES     RETIREMENT    FUND COMPLEX**
- -------------------------------------------------------   ------------    ----------    ----------    --------------
Richard Q. Armstrong...................................          --              --            --              --
E. Garrett Bewkes, Jr., Director and Chairman of the
  Board of Directors...................................          --              --            --              --
Richard R. Burt........................................          --              --            --              --
John R. Torell III, Director...........................      $3,750              --            --        $ 38,750
William D. White, Director.............................      $3,250              --            --        $ 33,250

- ------------------

 * Represents fees paid to each director during the fiscal year ended June 30, 1995.

** Represents amounts paid to each director during the calendar year ended
   December 31, 1994.

                                  PROPOSAL 2.
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Series' financial statements for the fiscal year ended June 30, 1995 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst & Young LLP prepares the Series' federal and state annual income tax returns. The Board of the Series has selected Ernst & Young LLP as independent auditors for the Series for the fiscal year ending June 30, 1996, subject to ratification by shareholders of the Series at the Meeting. The ratification of Ernst & Young LLP as the Series' independent auditors is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Series that it has no material direct or indirect financial interest in the Series. The affirmative vote of the holders of a majority of the Shares of the Series at the Meeting is required for ratification.

     Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                             THE BOARD OF DIRECTORS
                   RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Series are appointed by the directors and serve at the pleasure of the Board. None of the officers of the Series currently receives any compensation from the Series. The executive officers of the Series are:

     MARGO N. ALEXANDER, age 48, president of the Series (appointed July 1995). Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, she was an executive vice president of PaineWebber. Mrs. Alexander is also a director or trustee of two other investment companies and president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     TERESA M. BOYLE, age 36, vice president of the Series (appointed December
1993). Ms. Boyle is a first vice president and manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     JOAN L. COHEN, age 31, vice president and assistant secretary of the Series (appointed February 1994). Ms. Cohen is a vice president and attorney of Mitchell Hutchins. Prior to 1993, she was an associate at the law firm of Seward & Kissel. Ms. Cohen is also a vice president and assistant secretary of 26 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     C. WILLIAM MAHER, age 34, vice president and assistant treasurer of the Series (appointed June 1994). Mr. Maher is a first vice president and the senior manager of the Fund Administration Division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     ANN E. MORAN, age 38, vice president and assistant treasurer of the Series (appointed June 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     DIANNE E. O'DONNELL, age 43, vice president and secretary of the Series (appointed June 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     VICTORIA E. SCHONFELD, age 44, vice president of the Series (appointed May
1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, she was a partner in the law firm of Arnold & Porter. Prior to April 1990, she was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Ms. Schonfeld is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     PAUL H. SCHUBERT, age 32, first vice president and assistant treasurer of the Series (appointed September 1994). Mr. Schubert is a vice president of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president of BlackRock Financial Management L.P. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     MARTHA J. SLEZAK, age 33, vice president and assistant treasurer of the Series (appointed June 1993). Ms. Slezak is a vice president of Mitchell Hutchins. From September 1991 to April 1992, she was a fund-raising director for a U.S. Senate campaign. Prior to September 1991, she was a tax manager with Arthur Andersen & Co. LLP. Ms. Slezak is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     JULIAN F. SLUYTERS, age 35, vice president and treasurer of the Series (appointed June 1992). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     GREGORY K. TODD, age 38, vice president and assistant secretary of the Series (appointed May 1993). Mr. Todd is a first vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Series' 1996 annual meeting of shareholders should send such proposals to the Series at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Series no later than June 28, 1996. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Series' proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Series.

                                          By order of the Board of Directors,
                                          DIANNE E. O'DONNELL

                                          Secretary

August 29, 1995

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

PROXY STATEMENT

- ---------------------------------
TRIPLE A
AND GOVERNMENT
SERIES -- 1997, INC.
- ---------------------------------

- ----------------------------------------------
TRIPLE A
AND GOVERNMENT
SERIES -- 1997, INC.
- ----------------------------------------------

- ------------------------
NOTICE
OF
ANNUAL
MEETING
TO
BE HELD ON
OCTOBER
26, 1995
AND
PROXY
STATEMENT
- ---------------------------------

                  TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.
               ANNUAL MEETING OF SHAREHOLDERS -- OCTOBER 26, 1995          PROXY
                                                                           -----

The undersigned hereby appoints as proxies GREGORY K. TODD and JENNIFER A. FARRELL and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote 'FOR' all proposals. This proxy is solicited on behalf of the Board of Directors of Triple A and Government Series -- 1997, Inc. ('SERIES').

                             YOUR VOTE IS IMPORTANT

        Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. BOX 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

       PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                      FOR      FOR ALL     WITH
1. ELECTION OF TRUSTEES                               ALL  OR  EXCEPT  OR  HOLD
                                                      / /        / /        / /
   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below and mark center box to right.)
   Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
   Richard R. Burt, John R. Torell III, William D.
   White

                                                         FOR    AGAINST  ABSTAIN
2. Ratification of the selection of Ernst & Young LLP    / /      / /      / /
   as the Series' independent auditors for the fiscal year ending June 30, 1996.


                   Continued and to be signed on reverse side

This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                               If shares are held jointly, each
                                               Shareholder named should sign. If
                                               only one signs, his or her
                                               signature will be binding. If the
                                               Shareholder is a corporation, the
                                               President or a Vice President
                                               should sign in his or her own

                                               name, indicating title. If the
                                               Shareholder is a partnership, a
                                               partner should sign in his or her
                                               own name, indicating that he or
                                               she is a 'Partner.'

                                                    Sign exactly as name appears
                                                                         hereon.

                                               ___________________________ (L.S)
                                               ___________________________ (L.S)
                                               Date ____________________, 19____